UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HOSTESS BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HOSTESS BRANDS, INC.	You May Vote Your Proxy When You View The
c/o Continental Stock Transfer & Trust Co.	Material On The Internet. You Will Be Asked To
1 State Street, New York NY 10004	Follow The Prompts To Vote Your Shares.

Hostess Brands, Inc.
7905 Quivira Road, Lenexa, Kansas 66215

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held online only on
June 4, 2020

* Stockholders are cordially invited to attend the Annual Meeting. The Company will be hosting the meeting solely on the Internet this year. To attend and participate in the meeting,

please visit https://www.cstproxy.com/hostessbrands/2020

Dear Stockholder,

The 2020 Annual Meeting of Stockholders of Hostess Brands, Inc. will be held online only, on June 4, 2020, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to amend our Second Amended and Restated Certificate of Incorporation to de-classify our Board of Directors.

(2)	To consider and act upon a proposal to amend our Second Amended and Restated Certificate of Incorporation to eliminate the supermajority requirement to approve certain amendments thereto.

(3)

To consider and act upon a proposal to elect to the Company’s Board of Directors three persons nominated by the Board of Directors and, if de-classification is approved, to elect five additional persons nominated by the Board of Directors.

(4)	To consider and act upon a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers for the 2019 fiscal year.

(5)	To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

To address such other matters as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” Proposal 1, “FOR” Proposal 2, “FOR” all nominees under Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the image to the right. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at:

        https://www.cstproxy.com/hostessbrands/2020

Hostess Brands, Inc.

7905 Quivira Road, Lenexa, Kansas 66215

Important Notice Regarding the Availability of Proxy Materials For the 2020 Annual Meeting of Stockholders to be Held On June 4, 2020

The following Proxy Materials are available to you to review at: https://www.cstproxy.com/hostessbrands/2020

•	the Company’s Annual Report for the year ended December 31, 2019

•	the Company’s 2020 Proxy Statement

•	the Proxy Card

•	any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 22, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

By telephone please call 1-888-266-6791,

or

By logging on to https://www.cstproxy.com/hostessbrands/2020

or

By email at: proxy@continentalstock.com

If requesting by mail, please include the company name and your account number in the subject line.